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                                                                    Exhibit 99.4

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (the "Agreement") is dated as of May __, 2003, between Alonim Investments Inc., a corporation incorporated under the laws of Canada ("Alonim"), and Sipex Corporation, a Massachusetts corporation (the "Company"). Except as otherwise provided herein, capitalized terms that are used but not otherwise defined herein shall have the meaning assigned to such terms in the Securities Purchase Agreement (as defined below).

         WHEREAS, contemporaneously with the execution of this Agreement, Alonim and the Company are entering into a Securities Purchase Agreement and Registration and Standstill Agreement, each dated May 27, 2003 (respectively, the "Securities Purchase Agreement" and "Registration and Standstill Agreement"), providing for the issuance and sale by the Company, and purchase by Alonim, of a 1.5% Convertible Secured Note Due June 30, 2007 in an aggregate amount equal to $10,560,000 (the "2003 Note") convertible into shares of the Company's Common Stock, and setting forth certain representations, warranties, covenants and agreements of the parties thereto in connection therewith; and

         WHEREAS, in order to induce the Company to enter into the Securities Purchase Agreement and the Registration and Standstill Agreement, Alonim is entering into this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Irrevocable Proxy.

         Concurrently with the execution of this Agreement, Alonim agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A with respect to any and all Conversion Shares (the "Proxy"), which shall remain in effect until the first anniversary of the last exercise by Alonim of the Conversion Rights (as defined in the 2003 Note).

         2.       Representations of Alonim.

         Alonim has full power and authority to enter into, execute and deliver this Agreement and to perform Alonim's obligations hereunder. Alonim further represents and warrants to the Company that the execution and delivery of this Agreement does not and the performance of this Agreement by Alonim will not: (a) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Alonim or by which it or any of its assets is or may be bound or affected; (b) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other individual or entity (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result in (with or without notice or lapse of time) the creation of any encumbrance or restriction on any of the Conversion Shares pursuant to, any contract to which Alonim is a party or by which Alonim or any of Alonim's "affiliates" or "associates" (as those terms are defined in Rule 405 promulgated under

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the 1933 Act) or assets is or may be bound or affected; or (c) require any consent or approval of any other person.

         3.       Transfer and Encumbrance.

         Alonim agrees that, while this Agreement is in effect, Alonim shall not transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber (or enter into an agreement to do any of the foregoing) any of the Conversion Shares, other than as permitted in accordance with the Securities Purchase Agreement and Registration and Standstill Agreement, or as agreed to in writing by the Company.

         4.       Changes in Capitalization of the Company.

         In the event of a stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Conversion Shares" shall be deemed to refer to and include the Conversion Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Conversion Shares may be changed or exchanged or which are received in such transaction.

         5.       Legending of Conversion Shares; Other Actions.

         If so requested by the Company, Alonim agrees that the Conversion Shares shall bear a legend stating that they are subject to this Agreement. From time to time and without additional consideration, Alonim shall execute and deliver, or cause to be executed and delivered, such proxies, consents and other instruments, and shall take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

         6.       Specific Performance.

         The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

         7.       Entire Agreement; Amendment; Waiver.

         This Agreement, the Securities Purchase Agreement and the Registration and Standstill Agreement and the documents referenced herein or therein supersede all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof and contain the entire agreement among the parties with respect to the subject matter hereof and thereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other

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provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         8.       Notices.

         All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by fax or like transmission and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to the Company:
                                    Sipex Corporation
                                    233 South Hillview Drive
                                    Milpitas, CA 95035
                                    Telephone: (408) 935-7608
                                    Facsimile: (408) 935-7678
                                    Attention: Phil Kagel, CFO

         with a copy to:
                                    Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, CA  94304
                                    Telephone: (650) 493-9300
                                    Facsimile: (650) 493-6811
                                    Attention: Robert G. Day

         If to Alonim:

                                    Alonim Investments Inc.
                                    1501 McGill College Avenue, 26th Floor
                                    Montreal, Quebec, Canada
                                    H3A 3N9
                                    Facsimile: (594) 694-7515
                                    Attention: Guy Lavergne, Esq.

         with a copy to:
                                    Future Electronics Inc.
                                    237 Hymus Boulevard
                                    Point Claire, Quebec, Canada
                                    H3A 3N9
                                    Facsimile: (594) 694-7515
                                    Attention: Guy Lavergne, Esq.

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         9.       Miscellaneous.

                  (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

                  (b) Severability. In the event that any provision of the Agreement is held to be illegal, invalid or unenforceable in a final, unappealable order or judgment (each such provision, an "invalid provision"), then such invalid provision shall be severed from this Agreement and shall be inoperative and the parties promptly shall negotiate in good faith a lawful, valid and enforceable provision that is as similar to the invalid provision as may be possible and that preserves the original intentions and economic positions of the parties as set forth herein to the maximum extent feasible, while the remaining provisions of this Agreement shall remain binding on the parties hereto. Without limiting the generality of the foregoing sentence, in the event a change in any applicable law, rule or regulation makes it unlawful for a party to comply with any of its obligations hereunder, the parties shall negotiate in good faith a modification to such obligation to the extent necessary to comply with such law, rule or regulation that is as similar in terms to the original obligation as may be possible while preserving the original intentions and economic positions of the parties as set forth herein to the maximum extent feasible.

                  (c) Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  (d) Termination. This Agreement shall terminate upon the earlier of (i) such time as all Conversion Rights (as defined in the 2003 Note) are no longer capable of vesting pursuant to the 2003 Note; (ii) the repayment in full of the principal amount of the 2003 Note by the Company, (iii) the expiration of the Proxy pursuant to Section 1hereof; or (iv) upon the mutual consent of the Company and Alonim.

                  (e) Headings; Recitals. All Section headings and the recitals herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

                  (f) Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights or remedies of any nature whatsoever under or by reason of this Agreement.

                         [Signatures on Following Page]

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         IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed as of the date first written above.

                                           SIPEX CORPORATION

                                           By:   _______________________________
                                           Name:
                                           Title:

                                           ALONIM INVESTMENTS INC.

                                           By:   _______________________________
                                           Name:
                                           Title:

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                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned stockholder of Sipex Corporation, a Massachusetts corporation (the "COMPANY"), hereby irrevocably appoints the directors on the Board of Directors of the Company, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Conversion Shares (as defined in the Voting Agreement of even date between the Company and the stockholder (the "VOTING AGREEMENT") until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Conversion Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof which would in any manner be inconsistent with the understandings and obligations under the Voting Agreement are hereby revoked and no subsequent proxies will be given during the life of this proxy which would in any manner be inconsistent with the Voting Agreement and this proxy.

         This proxy is irrevocable, is granted pursuant to the Voting Agreement and is granted in consideration of Company entering into the Securities Purchase Agreement and the Registration and Standstill Agreement (each as defined in the Voting Agreement). The attorneys-in-fact and proxies named above will be empowered at any time prior to the termination of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Conversion Shares) of the undersigned at every annual, special or adjourned or postponed meeting of the Company's stockholders, and in every written consent of stockholders in lieu of such a meeting, or otherwise. Such voting rights shall be exercised by the directors on the Board of Directors in the following manner: (i) by voting the Conversion Shares with the majority of votes of the holders of Common Stock of the Company, or the holders of Preferred and Common Stock of the Company, in all cases including votes of the undersigned and the undersigned's "affiliates" and "associates" (as those terms are defined in Rule 405 promulgated under the 1933
Act) or (ii) by abstaining from voting the Conversion Shares, if so instructed by Alonim at or prior to the meeting or in connection with a written consent of stockholders in lieu of such a meeting, or otherwise.

         This proxy shall automatically terminate upon the termination of the Voting Agreement.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: May __, 2003

      STOCKHOLDER:

      Alonim Investments Inc.

      By: _____________________________

      Name: ___________________________

      Title: __________________________